Exhibit 99.1
Corporate Media Contact:
Kelley Childrey
Manning, Selvage and Lee
323-866-6003
kelley.childrey@mslpr.com
Investor Relations Contact:
Cheryl Monblatt Allen
Artes Medical
858-550-9999
callen@artesmedical.com
ARTES MEDICAL REQUESTS FEDERAL AGENCY TO INVESTIGATE IMPROPER
CONDUCT BY PROXY ORGANIZER AND OTHERS UNDER U.S. SECURITIES LAWS
San Diego, Calif. — September 12, 2008 — Today, Artes Medical (NASDAQ:ARTE) notified the U.S. Securities and Exchange Commission of, and requested an investigation into, the improper conduct of an investor group, including proxy organizer Michael Shack, McKenzie Partners Inc., Wolfe Axelrod Weinberger Associates LLC and others who we believe are working in concert to circumvent the SEC’s rules and regulations with respect to the Company’s annual meeting of stockholders.
We believe that this investor group, in concert with others, has since engaged in a campaign to disparage our Company, its management, and its board of directors through a series of press releases and postings on the internet. These communications are inaccurate and distort the factual record. This group has also disregarded Federal securities laws requiring that communications be contemporaneously filed with the SEC, and thereby avoiding having their communications scrutinized by the SEC.
About Artes Medical, Inc.
Artes Medical is a medical aesthetics company focused on developing, manufacturing and commercializing a new category of aesthetic injectable products for the dermatology and plastic surgery markets. The Company’s flagship product, ArteFill, is being marketed to men and women as a treatment option for the correction of nasolabial folds. Additional information about Artes Medical and ArteFill is available at www.artesmedical.com and www.artefill.com.
Forward-Looking Statements
This press release contains forward-looking statements that are based on the Company’s current beliefs and assumptions and on information currently available to its management and Board of Directors. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. As a result of these risks, uncertainties and other factors, which include the Company’s history of net losses, its ability to timely raise additional funds to support its operations and future product acquisition plans, its ability to manage its operating expenses, its reliance on sales of ArteFill and Elevess, its future receipt of FDA approval to extend the efficacy period of

ArteFill beyond six months and eliminate the skin test requirement, and the risk that the Company’s revenue projections may prove incorrect because of unexpected difficulty in generating sales and market acceptance of ArteFill and Elevess, readers are cautioned not to place undue reliance on any forward-looking statements included in this letter to stockholders. A more extensive set of risks and uncertainties is set forth in the Company’s SEC filings available at www.sec.gov. These forward-looking statements represent beliefs and assumptions only as of the date of this press release, and the Company assumes no obligation to update these forward-looking statements publicly, even if new information becomes available in the future.
Important Additional Information
On August 29, 2008, the Company filed a preliminary proxy statement, as such proxy statement may be amended from time to time, with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2008 annual meeting of stockholders and will mail the definitive proxy statement (the “Proxy Statement”) to stockholders prior to the annual stockholders meeting. The Proxy Statement contains important information about the Company and the annual meeting. The Company’s stockholders are urged to read the Proxy Statement carefully. Stockholders will be able to obtain copies of the Company’s 2008 Proxy Statement and other documents filed by the Company with the SEC in connection with its 2008 annual meeting of stockholders at the SEC’s website at www.sec.gov or at the Investor Relations section of the Company’s website at www.artesmedical.com. The Company, its directors and its executive officers are deemed participants in the solicitation of proxies from stockholders in connection with the Company’s 2008 annual meeting of stockholders. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement.
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Artes Medical® and ArteFill® are registered trademarks of Artes Medical, Inc. All other trademarks referred to in this press release are the property of their respective owners.